EXHIBIT 10.1


                                                                 EXECUTION COPY

                                    SECOND AMENDMENT dated as of April 20, 2001
                           (this "Amendment"), among STILWELL FINANCIAL INC., a Delaware corporation ("Stilwell" or a "Borrower"), JANUS CAPITAL CORPORATION, a Colorado corporation ("Janus" or a "Borrower", and together with Stilwell, the Borrowers"), the lenders party hereto (the "Lenders"), CITIBANK, N.A., as Administrative Agent for the Lenders (in such capacity, the "Agent") and as Swingline Lender.

                  A. Reference is made to (a) the 364-Day Credit Agreement dated as of December 7, 2000 (as amended, supplemented or otherwise modified from time to time, the "364-Day Agreement") and (b) the Five-Year Credit Agreement dated December 7, 2000 (as amended, supplemented or otherwise modified from time to time, the "5-Year Agreement", and together with the 364-Day Agreement, the "Agreements"), in each case among the Borrowers, the Lenders party thereto, Wells Fargo Bank West, N.A., as Documentation Agent for the Lenders, The Chase Manhattan Bank, as Syndication Agent for the Lenders and the Agent. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Agreements.

                  B. The Borrowers have requested that the Lenders amend certain provisions of the Agreements. The Lenders are willing to agree to such amendments on the terms and subject to the conditions of this Amendment.

                  Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  SECTION 1. Amendments to Article 1 of the Agreements. Article I of each Agreement is hereby amended by:

                  (a) deleting the last clause "or (iii) a 'change of control' in the indenture under which the LYONS are issued shall occur" from the definition of "Change of Control" and replacing it with the following:

                           "or (iii) a 'change of control' in any instrument under which any Indebtedness permitted by Sections 6.01(a)(iv), (ix) or (xi) is issued shall occur."

                  (b) adding the following clause at the end of the parenthetical contained in clause (g) of the definition of "Indebtedness":

                           "and other than Stilwell's obligations under any forward contract to purchase its own common stock as part of its stock repurchase program; provided that the documentation related to such forward contract provides that in the event of a bankruptcy of Stilwell, such obligations shall rank on a parity with respect to priority of payment with claims of holders of common stock of Stilwell)";

                  (c) deleting the words "as reasonably determined by Stilwell" from the definition of "Liquid Assets";

                  (d) deleting in its entirety, the definition of "Lowry Property"; and

                  (e) deleting in its entirety, the definition of "LYONS."

                  SECTION 2. Amendment to Section 5.08 of the Agreements.
Section 5.08 of each Agreement is hereby deleted in its entirety and replaced by the following:

                  "SECTION 5.08. Liquidity. Stilwell and its Consolidated Subsidiaries shall at all times maintain Liquid Assets having an aggregate fair market value greater than or equal to the sum of all Indebtedness outstanding at such time that is permitted by Sections 6.01(a)(iv), (v) and (xi),

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         including, in the case of such Indebtedness issued with original issue discount, the sum of the issue price plus all accrued original issue discount at such time of all such outstanding Indebtedness."

                  SECTION 3. Amendment to Section 6.01 of the Agreements.
Section 6.01 of each Agreement is hereby amended by:

                  (a) deleting the word "and" at the end of clause (a)(ix);

                  (b) deleting the period at the end of clause (a)(x) and replacing it with the word "; and"; and

                  (c) adding a new clause (a)(xi) that reads in its entirety as follows:

                           "(xi) other Indebtedness of Stilwell and its Related
                  Subsidiaries that is not secured by any Lien in an aggregate principal amount at any time outstanding that does not exceed $800,000,000; provided that the incurrence of such Indebtedness would not cause a Default or an Event of Default under any other Section of this Agreement."

                  SECTION 4. Amendment to Section 6.01(a)(viii) of the Agreements. Section 6.01(a)(viii) of each Agreement is hereby deleted in its entirety and replaced by the following:

                  "(viii) Intentionally Deleted;".

                  SECTION 5. Amendment to Section 6.02(g)of the Agreements.
Section 6.02(g) of each Agreement is hereby deleted in its entirety and replaced by the following:

                  "(g) Intentionally Deleted;".

                  SECTION 6. Amendment to Section 6.03(b) of the Agreements.
Section 6.03(b) of each Agreement is hereby deleted in its entirety and replaced by the following:
                  "(b) Intentionally Deleted.".

                  SECTION 7. Amendment to Section 6.07(d) of the Agreements.
Section 6.07(d) of each Agreement is hereby deleted in its entirety and replaced by the following:

                  "(d) permit Consolidated Adjusted Net Worth to be less than $750,000,000 at any time; or".

                  SECTION 8. Amendment to Section 6.07(e) of the Agreements.
Section 6.07(e) of each Agreement is hereby deleted in its entirety and replaced by the following:

                  "(e) permit Average Assets Under Management to be less than $180,000,000,000 on the last day of any month."

                  SECTION 9. Representations, Warranties and Agreements. Each Borrower hereby represents and warrants to and agrees with each Lender and the Agent that:

                  (a) The representations and warranties of each Borrower set forth in Article III of the Agreements are true and correct in all material respects with the same effect as if made on the Amendment Effective Date (as defined below), except to the extent such representations and warranties expressly relate to an earlier date.

                  (b) Such Borrower has the requisite power and authority to execute, deliver and perform its obligations under this Amendment and to perform its obligations under the Agreements as amended by this Amendment.

                  (c) The execution, delivery and performance by each Borrower of this Amendment and the performance by each Borrower of the Agreements, as amended by this Amendment, (i) have

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         been duly authorized by all requisite action and (ii) will not
         (A) violate (x) any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents or by-laws of either Borrower, (y) any order of any Governmental Authority or (z) any provision of any indenture, agreement or other instrument to which either Borrower is a party or by which either of them or any of their property is or may be bound, (B) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any such indenture, agreement for borrowed money or other agreement or instrument or
         (C) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by either Borrower.

                  (d) This Amendment has been duly executed and delivered by each Borrower. Each of this Amendment and the Agreements, as amended by this Amendment, constitutes a legal, valid and binding obligation of each Borrower, enforceable against each Borrower in accordance with its terms, except as enforceability may be limited by (i) any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and (ii) general principals of equity.

                  (e) As of the Amendment Effective Date, no Event of Default or Default has occurred and is continuing.

                  (f) At the time of and immediately after giving effect to this Amendment, the outstanding aggregate principal amount of all Loans made by the Lenders under the Agreements (i) to Stilwell shall not exceed $350,000,000 and (ii) to Janus shall not exceed $250,000,000.

                  SECTION 10. Conditions to Effectiveness. This Amendment shall become effective on the date of the satisfaction in full of the following conditions precedent (the "Amendment Effective Date"):

                  (a) The Agent shall have received duly executed counterparts hereof which, when taken together, bear the authorized signatures of each Borrower, the Agent and the Required Lenders.

                  (b) All legal matters incident to this Amendment shall be satisfactory to the Required Lenders, the Agent and Cravath, Swaine & Moore, counsel for the Agent.

                  (c) The Agent shall have received such other documents, instruments and certificates as it or its counsel shall reasonably request.

                  SECTION 11. Amendment Fee. Stilwell agrees to pay to each Lender that executes and delivers a copy of this Amendment to the Agent (or its counsel) on or prior to May 4, 2001 an amendment fee (the "Amendment Fee") in an amount equal to 0.05% of such Lender's aggregate Commitments (whether used or unused) under the Agreements as of Amendment Effective Date; provided that Stilwell shall have no liability for any such Amendment Fee if this Amendment does not become effective. Such Amendment Fee shall be payable to each Lender entitled to receive such fee on (i) the Amendment Effective Date, in the case of each Lender entitled to receive such fee on the Amendment Effective Date, or
(ii) the date that is two Business Days after the date that the Agent (or its counsel) receives an executed copy of this Amendment from such Lender, in the case of each Lender that becomes entitled to receive such fee after the Amendment Effective Date.

                  SECTION 12. Agreements. Except as specifically stated herein, the Agreements shall continue in full force and effect in accordance with the provisions thereof. As used therein, the terms "Agreement", "herein", "hereunder", "hereto", "hereof" and words of similar import shall, unless the context otherwise requires, refer to the Agreements as modified hereby.

                  SECTION 13. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 14. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

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                  SECTION 15. Expenses. Each Borrower agrees to reimburse the
Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Agent.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.





                        STILWELL FINANCIAL INC.,

                        by
                                /s/ Anthony P. McCarthy
                        -----------------------------------
                        Name:  Anthony P. McCarthy
                        Title: Vice President - Treasurer


                        JANUS CAPITAL CORPORATION,

                        by
                                /s/ Thomas A. Early
                        -----------------------------------
                        Name:  Thomas A. Early
                        Title: Vice President and General Counsel


                        CITIBANK, N.A., individually and as
                          Administrative Agent and as Swingline Lender,

                        by
                                /s/ Matthew Nichols
                        -----------------------------------
                        Name:  Matthew Nichols
                        Title: Vice President


                        WELLS FARGO BANK WEST, N.A.,
                          individually and as Documentation Agent,

                        by
                                /s/ Gary D. Watkins
                        -----------------------------------
                        Name:  Gary D. Watkins
                        Title: Vice President


                        THE CHASE MANHATTAN BANK, individually and as
                          Syndication Agent,

                        by
                                /s/ Robert A. Krasnow
                        -----------------------------------
                        Name:  Robert A. Krasnow
                        Title: Vice President


                        BANK OF AMERICA, N.A.,

                        by
                                /s/ Joan L. D'Amico
                        -----------------------------------
                        Name:  Joan L. D'Amico
                        Title: Managing Director


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                        THE GOVERNOR AND COMPANY OF THE BANK
                         OF IRELAND,

                        by
                                /s/ P. Rushe
                        -----------------------------------
                        Name:  P. Rushe
                        Title:

                        by
                                /s/ Siobhan Wallace
                        -----------------------------------
                        Name:  Siobhan Wallace
                        Title: Account Executive


                        BANK OF NEW YORK,

                        by
                                /s/ E. Murphy
                        -----------------------------------
                        Name:  E. Murphy
                        Title: Vice President


                        CREDIT SUISSE FIRST BOSTON,

                        by
                                /s/ Jay Chall
                        -----------------------------------
                        Name:  Jay Chall
                        Title: Director

                        by
                                /s/ Stuart B. Ganes
                        -----------------------------------
                        Name:  Stuart B. Ganes
                        Title: Vice President


                        FIRSTAR BANK  N.A.,

                        by
                                /s/ Barry P. Sullivan
                        -----------------------------------
                        Name:  Barry P. Sullivan
                        Title: Vice President


                        FLEET NATIONAL BANK,

                        by
                                /s/ David A. Bosselait
                        -----------------------------------
                        Name:   David A. Bosselait
                        Title:  Director


                        HSBC,

                        by
                                /s/ L. Sue Lomax
                        -----------------------------------
                        Name:  L. Sue Lomax
                        Title: Senior Vice President


                        THE ROYAL BANK OF SCOTLAND plc,

                        by
                                /s/ Clark McGinn
                        -----------------------------------
                        Name:  Clark McGinn
                        Title: Senior Vice President


                        STATE STREET BANK AND TRUST COMPANY,

                        by
                                /s/ John Stankard
                        -----------------------------------
                        Name:  John Stankard
                        Title: Vice President



                        UMB, N.A.,

                        by
                                /s/ Terry Dierks
                        -----------------------------------
                        Name:  Terry Dierks
                        Title: Senior Vice President